[Logo] M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)





                               [graphic omitted]



                              MFS(R) EQUITY
                              INCOME FUND

                              ANNUAL REPORT o AUGUST 31, 2000




                      -----------------------------------
                      MUTUAL FUND GIFT KITS (see page 34)
                      -----------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 32
Trustees and Officers ..................................................... 37


       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- make us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flows, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

  o face-to-face contact with senior management as well as front-line workers

  o analysis of the company's financial statements and balance sheets

  o contact with the company's current and potential customers

  o contact with the company's competitors

  o our own forecasts of the company's future market share, cash flows, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes each manager will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in it's January 10, 2000 issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people tend to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 35 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 15, 2000

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Lisa B. Nurme]
     Lisa B. Nurme

For the 12 months ended August 31, 2000, Class A shares of the fund provided a total return of 15.95%, Class B shares 15.19%, Class C shares 15.27%, and Class I shares 16.36%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 16.32% return for the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. During the same period, the average equity income fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 4.71%.

Q. WHILE THE FUND SLIGHTLY UNDERPERFORMED THE S&P 500 DURING THE PAST YEAR, IT OUTPERFORMED ITS LIPPER PEER GROUP BY A WIDE MARGIN. TO WHAT DO YOU ATTRIBUTE THIS SUCCESS?

A. During the first six months of the period, investors continued to enthusiastically embrace technology-related stocks and to shun value stocks. But early in 2000, the market began to broaden, and the fund, which had declined roughly 9% from September 1999 through February 2000, rebounded to gain nearly 22% from the beginning of March through August 31, 2000. During the past six months, the incredible divergence in performance between growth and value stocks finally began to narrow.

   We think the behavior of the market over the past 12 months has helped emphasize the importance of sticking to one's investment objectives. Our disciplined and consistent approach to stock picking allowed us to focus on stocks that we viewed as compelling values during a time when the market was preoccupied with technology stocks. We feel it is this disciplined, value stock focus and fundamental bottom-up research that paid off for the fund and allowed it to outperform its Lipper peers during the period.

Q. WHAT STRATEGIES DID YOU PURSUE TO TAKE ADVANTAGE OF THE CHANGING MARKET ENVIRONMENT?

A. In the first half of the year, we raised the fund's weightings in both the energy and drug sectors, which turned out to be positive contributors to performance. Across both sectors we used a very disciplined approach by focusing on business fundamentals and by maintaining a close eye on valuations. This disciplined approach led us to names such as Devon Energy, an oil exploration and production company; Phillips Petroleum, a large integrated oil company; and other companies such as Coastal, National Fuel, and Williams Companies. In the pharmaceutical industry, our holding in Pharmacia Corp. provided a significant boost to total return. We have taken some profits in the gas distribution, pipeline, and telecommunications industries because these stocks reached our price targets. We continued to like select pharmaceutical companies despite the possibility of volatility due to political rhetoric as we approach election time. Many of these companies seemed to possess strong product pipelines with attractive growth potential and reasonable valuations.

Q. IN THE LAST REPORT YOU INDICATED THAT YOU WERE RELUCTANT TO JUMP INTO THE MORE AGGRESSIVE OIL AND GAS STOCKS. HAS YOUR STANCE CHANGED GIVEN CONTINUED STRENGTH IN OIL AND GAS PRICES?

A. We did increase our exposure to the more volatile exploration and production and oil services companies because it appeared the price of energy commodities would remain strong and, therefore, could provide an incentive to own the more commodity-sensitive stocks. At the same time, we remained focused on those companies with attractive valuations that we perceived to be the highest-quality franchises and the dominant players in these industries.

Q. YOU'VE INCREASED THE FUND'S FINANCIAL HOLDINGS OVER THE PAST SIX MONTHS. WHAT DID YOU LIKE ABOUT THESE STOCKS?

A. Most of these increases were concentrated in the insurance sector and, more specifically, in commercial property and casualty insurers such as St. Paul Companies and Hartford Financial Services Group. Early in the year, we felt that many of these companies' stock prices had fallen below their intrinsic values, and we continued to see signs that commercial property and casualty pricing was recovering.

Q. THE FUND HAS REMAINED SIGNIFICANTLY UNDERWEIGHTED IN TECHNOLOGY STOCKS VERSUS THE S&P 500, AND THIS HAS RECENTLY AIDED PERFORMANCE. HOWEVER, GIVEN THE SELLOFF IN THIS SECTOR, ARE YOU BEGINNING TO FIND ANY VALUES?

A. We've started to add a few select technology names. Similarly to what we've done with most of the holdings in the portfolio, we've emphasized high-quality, well-established companies with attractive valuations. For example, we started to buy shares of Microsoft and Compaq Computer following the difficulties these companies experienced, as we became increasingly confident that their core businesses remained strong and long- term growth prospects were improving.

Q. HAVE THE FUND'S INTERNATIONAL HOLDINGS CHANGED DURING THE PAST SIX MONTHS?

A. We've increased the fund's exposure to international stocks because we felt select overseas holdings provided what we believed to be superior growth opportunities at more attractive valuations than their domestic peers. Much like the opportunities we found in the United States, such as those in energy and pharmaceutical stocks, a number of foreign companies in these sectors appeared attractive.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. We are still cautious about the market overall, but reasonably optimistic about the prospects for value stocks. It appears the economy remains healthy, yet we're seeing increasing signs that economic growth is moderating, which reduces the odds that the Federal Reserve Board will raise interest rates in the near term. More importantly, we've seen market strength broaden into sectors other than technology and telecommunications, and the volatility we experienced in these sectors has caused investors to look more closely at companies with lower-risk earnings growth and more reasonable valuations. We believe this environment should persist in the near term, which could bode well for a portfolio such as ours.

/s/ Lisa B. Nurme

    Lisa B. Nurme
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   LISA B. NURME IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND DIRECTOR OF CONSERVATIVE EQUITY PORTFOLIO MANAGEMENT. SHE OVERSEES AND PROVIDES STRATEGIC DIRECTION TO THE GROUP OF PORTFOLIO MANAGERS OF OUR VALUE OR CONSERVATIVE EQUITY PRODUCTS. LISA ALSO MANAGES THE EQUITY INCOME PORTFOLIOS OF OUR MUTUAL FUND AND VARIABLE ANNUITY PRODUCTS, AND IS A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM OF OUR TOTAL RETURN PRODUCTS.

   SHE JOINED MFS FROM GOLDMAN SACHS IN 1987 AS A RESEARCH ANALYST AND WAS NAMED PORTFOLIO MANAGER IN 1995, SENIOR VICE PRESIDENT IN 1998, AND DIRECTOR OF CONSERVATIVE PORTFOLIO MANAGEMENT IN 1999. LISA IS A GRADUATE OF THE UNIVERSITY OF NORTH CAROLINA, WHERE SHE WAS ELECTED TO PHI BETA KAPPA.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                    PRIMARILY SEEKS REASONABLE INCOME, WITH A
                                SECONDARY OBJECTIVE OF CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:        JANUARY 2, 1996

  CLASS INCEPTION:              CLASS A  JANUARY 2, 1996
                                CLASS B  NOVEMBER 4, 1997
                                CLASS C  NOVEMBER 5, 1997
                                CLASS I  JANUARY 2, 1997

  SIZE:                         $375.4 MILLION NET ASSETS AS OF AUGUST 31, 2000

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 2000. Index information is from January 1, 1996.)

                            MFS Equity           S&P 500
                            Income Fund         Composite
                             - Class A            Index
                            -----------         ---------
            1/96             $ 9,425             $10,000
            8/96              10,443              10,745
            8/97              14,403              15,113
            8/98              15,772              16,336
            8/99              19,601              22,842
            8/00              22,727              26,570

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2000

CLASS A
                                                                    1 Year      3 Years         Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                     +15.95%      +57.79%      +141.13%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                 +15.95%      +16.42%      + 20.77%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                 + 9.28%      +14.14%      + 19.25%
-----------------------------------------------------------------------------------------------------

CLASS B
                                                                    1 Year      3 Years         Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                     +15.19%      +55.01%      +136.89%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                 +15.19%      +15.73%      + 20.32%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                 +11.19%      +14.98%      + 20.10%
-----------------------------------------------------------------------------------------------------

CLASS C
                                                                    1 Year      3 Years         Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                     +15.27%      +55.07%      +136.98%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                 +15.27%      +15.75%      + 20.33%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                 +14.27%      +15.75%      + 20.33%
-----------------------------------------------------------------------------------------------------

CLASS I
                                                                    1 Year      3 Years         Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                     +16.36%      +59.72%      +142.51%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                 +16.36%      +16.89%      + 20.92%
-----------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                    1 Year      3 Years         Life*
-----------------------------------------------------------------------------------------------------
Average equity income fund+                                        + 4.71%      + 8.47%      + 13.06%
-----------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                             +16.32%      +20.69%      + 23.29%
-----------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 2000. Index information is from January 1, 1996.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2000

FIVE LARGEST STOCK SECTORS

            FINANCIAL SERVICES                      21.0%
            UTILITIES & COMMUNICATIONS              21.4%
            ENERGY                                  14.8%
            HEALTH CARE                              7.3%
            INDUSTRIAL GOODS & SERVICES              6.3%

TOP 10 STOCK HOLDINGS

THE ST. PAUL COMPANIES, INC.  3.0%              GALLAGHER (ARTHUR J.) & CO.  1.8%
Property and casualty insurance company         Commercial insurance company

VERIZON COMMUNICATIONS  2.5%                    BOEING CO.  1.8%
Telecommunications and services company         Aircraft manufacturer

EXXON MOBIL CORP.  2.0%                         HALLIBURTON CO.  1.8%
Integrated oil company                          Global energy services company

HARTFORD FINANCIAL SERVICES GROUP, INC.  1.9%   ROYAL DUTCH PETROLEUM CO.  1.7%
Multiline insurance company                     Oil exploration and production company

AKZO NOBEL N.V.  1.9%                           MELLON FINANCIAL CORP.  1.6%
Dutch diversified chemical company              Multibank financial holding company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2000

Stocks - 93.9%
------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 77.4%
  Aerospace - 4.6%
    Boeing Co.                                                          122,100           $  6,547,613
    Honeywell International, Inc.                                        96,868              3,735,472
    TRW, Inc.                                                            72,680              3,320,568
    United Technologies Corp.                                            57,900              3,615,131
                                                                                          ------------
                                                                                          $ 17,218,784
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.0%
    PNC Bank Corp.                                                       67,158           $  3,958,125
------------------------------------------------------------------------------------------------------
  Biotechnology - 2.7%
    Abbott Laboratories, Inc.                                            96,300           $  4,213,125
    Pharmacia Corp.                                                      99,291              5,814,729
                                                                                          ------------
                                                                                          $ 10,027,854
------------------------------------------------------------------------------------------------------
  Business Machines - 1.0%
    International Business Machines Corp.                                29,800           $  3,933,600
------------------------------------------------------------------------------------------------------
  Business Services - 2.3%
    Automatic Data Processing, Inc.                                      66,900           $  3,988,912
    BISYS Group, Inc.*                                                   60,300              4,541,344
                                                                                          ------------
                                                                                          $  8,530,256
------------------------------------------------------------------------------------------------------
  Chemicals - 1.7%
    Air Products & Chemicals, Inc.                                       74,468           $  2,704,119
    Rohm & Haas Co.                                                     133,978              3,876,989
                                                                                          ------------
                                                                                          $  6,581,108
------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.1%
    Compaq Computer Corp.                                               116,700           $  3,975,094
------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.2%
    Microsoft Corp.*                                                     65,481           $  4,571,392
------------------------------------------------------------------------------------------------------
  Conglomerates - 0.8%
    Eastern Enterprises Co.                                              50,795           $  3,212,784
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.5%
    Philip Morris Cos., Inc.                                             66,700           $  1,975,988
------------------------------------------------------------------------------------------------------
  Energy - 0.9%
    Devon Energy Corp.                                                   54,900           $  3,215,081
------------------------------------------------------------------------------------------------------
  Entertainment - 0.6%
    USA Networks, Inc.*                                                  94,500           $  2,273,906
------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.0%
    Federal National Mortgage Assn                                       69,000           $  3,708,750
    Freddie Mac Corp.                                                    89,600              3,774,400
                                                                                          ------------
                                                                                          $  7,483,150
------------------------------------------------------------------------------------------------------
  Financial Services - 1.6%
    Mellon Financial Corp.                                              129,196           $  5,846,119
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 3.1%
    Archer-Daniels-Midland Co.                                          180,024           $  1,586,461
    Coca-Cola Co.                                                        37,000              1,947,125
    General Mills, Inc.                                                  41,100              1,320,338
    PepsiCo., Inc.                                                       91,600              3,904,450
    Smucker (J. M.) Co.                                                 162,851              3,033,100
                                                                                          ------------
                                                                                          $ 11,791,474
------------------------------------------------------------------------------------------------------
  Insurance - 14.3%
    American International Group, Inc.                                   51,858           $  4,621,844
    Chubb Corp.                                                          25,100              1,921,719
    CIGNA Corp.                                                          27,075              2,633,044
    Gallagher (Arthur J.) & Co.                                         134,996              6,614,804
    Hartford Financial Services Group, Inc.                             104,355              6,952,652
    Jefferson Pilot Corp.                                                60,888              4,030,024
    Lincoln National Corp.                                              105,528              5,698,512
    MetLife, Inc.*                                                      121,420              2,952,024
    ReliaStar Financial Corp.                                            62,569              3,366,994
    Safeco Corp.                                                        151,100              3,975,819
    The St. Paul Cos., Inc.                                             230,973             11,000,089
                                                                                          ------------
                                                                                          $ 53,767,525
------------------------------------------------------------------------------------------------------
  Machinery - 1.4%
    Deere & Co., Inc.                                                   156,766           $  5,163,480
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.5%
    American Home Products Corp.                                         88,714           $  4,807,190
    Bristol-Myers Squibb Co.                                             32,744              1,735,432
    Schering Plough Corp.                                                67,500              2,708,437
                                                                                          ------------
                                                                                          $  9,251,059
------------------------------------------------------------------------------------------------------
  Oil Services - 4.0%
    Global Marine, Inc.*                                                 94,800           $  3,063,225
    Halliburton Co.                                                     123,410              6,540,730
    Noble Drilling Corp.*                                                75,220              3,648,170
    Valero Energy Corp.                                                  61,008              1,837,866
                                                                                          ------------
                                                                                          $ 15,089,991
------------------------------------------------------------------------------------------------------
  Oils - 6.5%
    Coastal Corp.                                                        53,181           $  3,662,841
    Conoco, Inc., "A"                                                    84,389              2,125,548
    Exxon Mobil Corp.                                                    87,025              7,103,416
    Phillips Petroleum Co.                                               87,036              5,385,353
    Transocean Sedco Forex, Inc.                                         33,500              2,001,625
    Unocal Corp.                                                        123,246              4,113,335
                                                                                          ------------
                                                                                          $ 24,392,118
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.5%
    Gannett Co., Inc.                                                    65,597           $  3,714,430
    Tribune Co.                                                          51,804              1,848,755
                                                                                          ------------
                                                                                          $  5,563,185
------------------------------------------------------------------------------------------------------
  Railroads - 0.4%
    Burlington Northern Santa Fe Railway Co.                             65,079           $  1,456,143
------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 2.9%
    Equity Office Properties Trust                                      126,200           $  3,644,025
    Equity Residential Properties Trust                                  75,392              3,618,816
    First Industrial Realty Trust, Inc.                                  59,135              1,755,570
    Kilroy Realty Corp.                                                  70,300              1,748,713
                                                                                          ------------
                                                                                          $ 10,767,124
------------------------------------------------------------------------------------------------------
  Supermarkets - 2.1%
    Kroger Co.*                                                         157,763           $  3,579,248
    Safeway, Inc.*                                                       90,347              4,455,236
                                                                                          ------------
                                                                                          $  8,034,484
------------------------------------------------------------------------------------------------------
  Telecommunications - 3.2%
    SBC Communications, Inc.                                             67,686           $  2,825,891
    Verizon Communications                                              208,093              9,078,057
                                                                                          ------------
                                                                                          $ 11,903,948
------------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 1.0%
    Comcast Corp., "A"*                                                  98,100           $  3,654,225
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 7.0%
    Duke Energy Corp.                                                    58,968           $  4,411,543
    Florida Progress Corp.                                               45,047              2,336,813
    Keyspan Corp.                                                       109,050              3,755,409
    NiSource, Inc.                                                       49,400              1,182,513
    NSTAR Co.                                                            82,990              3,490,767
    Peco Energy Co.                                                     103,683              4,996,225
    Pinnacle West Capital Corp.                                         107,570              4,430,539
    Public Service Enterprise Group                                      45,200              1,638,500
                                                                                          ------------
                                                                                          $ 26,242,309
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 5.5%
    AGL Resources, Inc.                                                 116,503           $  2,206,275
    Berkshire Energy Resources Co.                                       38,567              1,453,494
    Columbia Energy Group                                                28,696              2,014,100
    National Fuel Gas Co.                                                86,306              4,525,671
    NICOR, Inc.                                                          65,114              2,401,079
    Providence Energy Corp.                                              26,979              1,143,235
    Washington Gas Light Co.                                             76,073              1,925,598
    Williams Cos., Inc.                                                 108,622              5,003,401
                                                                                          ------------
                                                                                          $ 20,672,853
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $290,553,159
------------------------------------------------------------------------------------------------------
Foreign Stocks - 16.5%
  Canada - 2.2%
    BCE, Inc. (Telecommunications)                                      155,200           $  3,492,000
    Canadian National Railway Co. (Railroads)                            53,403              1,572,051
    Manitoba Telecom Services (Telecommunications)                      175,339              3,247,018
                                                                                          ------------
                                                                                          $  8,311,069
------------------------------------------------------------------------------------------------------
  France - 1.3%
    AXA (Insurance)                                                      11,177           $  1,589,930
    Total Fina S.A., ADR (Oils)                                          45,580              3,395,710
                                                                                          ------------
                                                                                          $  4,985,640
------------------------------------------------------------------------------------------------------
  Japan - 1.5%
    Canon, Inc. (Special Products and Services)                          41,000           $  1,834,616
    Tokyo Gas Co. Ltd. (Gas)                                          1,412,000              3,629,343
                                                                                          ------------
                                                                                          $  5,463,959
------------------------------------------------------------------------------------------------------
  Netherlands - 4.4%
    Akzo Nobel N.V. (Chemicals)                                         153,243           $  6,773,551
    ING Groep N.V. (Financial Services)*                                 50,542              3,381,762
    Royal Dutch Petroleum Co., ADR (Oils)                               102,320              6,260,705
                                                                                          ------------
                                                                                          $ 16,416,018
------------------------------------------------------------------------------------------------------
  Switzerland - 2.3%
    Nestle S.A. (Food and Beverage Products)                              1,911           $  4,119,376
    Novartis AG (Medical and Health Products)                             2,700              4,083,721
    Synthes-Stratec, Inc. (Medical and Health Products)*                    675                426,600
                                                                                          ------------
                                                                                          $  8,629,697
------------------------------------------------------------------------------------------------------
  United Kingdom - 4.8%
    BAE Systems PLC (Aerospace)*                                        585,238           $  3,641,979
    BP Amoco PLC, ADR (Oils)                                             87,512              4,835,038
    CGU PLC (Insurance)*                                                224,110              3,445,996
    Diageo PLC (Food and Beverage Products)*                            207,469              1,769,612
    HSBC Holdings PLC (Banks and Credit Cos.)*                          307,600              4,421,887
                                                                                          ------------
                                                                                          $ 18,114,512
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $ 61,920,895
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $312,091,153)                                              $352,474,054
------------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 1.7%
------------------------------------------------------------------------------------------------------
U.S. Stocks - 1.5%
  Insurance - 0.8%
    Lincoln National Corp., 7.75%                                     $  26,958                673,950
    Metlife Capital Trust I, 8.00%                                       30,700              2,440,650
                                                                                          ------------
                                                                                          $  3,114,600
------------------------------------------------------------------------------------------------------
  Telecommunications - 0.3%
    Cox Communications, Inc., 7.75%                                      13,160           $  1,253,490
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    NiSource, Inc., 7.75%                                                27,478           $  1,281,162
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $  5,649,252
------------------------------------------------------------------------------------------------------
Foreign Stocks - 0.2%
  Canada - 0.2%
    Canadian National Railway Co., 5.25% (Railroads)                  $  17,667                801,640
------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost, $5,638,109)                           $  6,450,892
------------------------------------------------------------------------------------------------------

Convertible Bond - 0.6%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
------------------------------------------------------------------------------------------------------
  Conglomerates - 0.6%
    Loews Corp., 3.125s, 2007 (Identified Cost, $2,157,744)           $   2,595           $  2,348,475
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.7%
------------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Discount Notes, due 9/01/00,
      at Amortized Cost                                               $  13,800           $ 13,800,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $333,687,006)                                         $375,073,421

Other Assets, Less Liabilities - 0.1%                                                          334,306
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $375,407,727
------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
---------------------------------------------------------------------------------------------------------
AUGUST 31, 2000
---------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $333,687,006)                                      $375,073,421
  Investments of cash collateral for securities loaned, at identified cost and value           10,978,944
  Cash                                                                                            118,747
  Foreign currency, at value (identified cost, $85,831)                                            83,097
  Receivable for fund shares sold                                                               3,059,480
  Receivable for investments sold                                                               3,953,967
  Interest and dividends receivable                                                               686,142
  Deferred organization expenses                                                                      147
  Receivable from investment adviser                                                               98,836
  Other assets                                                                                         35
                                                                                             ------------
      Total assets                                                                           $394,052,816
                                                                                             ------------
Liabilities:
  Payable for investments purchased                                                          $  6,994,545
  Payable for fund shares reacquired                                                              587,820
  Collateral for securities loaned, at value                                                   10,978,944
  Payable to affiliates -
    Management fee                                                                                  6,138
    Shareholder servicing agent fee                                                                21,103
    Distribution and service fee                                                                    6,362
    Administrative fee                                                                                179
  Accrued expenses and other liabilities                                                           49,998
                                                                                             ------------
      Total liabilities                                                                      $ 18,645,089
                                                                                             ------------
Net assets                                                                                   $375,407,727
                                                                                             ============
Net assets consist of:
  Paid-in capital                                                                            $331,189,550
  Unrealized appreciation on investments and translation of assets
    and liabilities in foreign currencies                                                      41,384,210
  Accumulated undistributed net realized gain on investments and foreign
    currency transactions                                                                       2,193,536
  Accumulated undistributed net investment income                                                 640,431
                                                                                             ------------
      Total                                                                                  $375,407,727
                                                                                             ============
Shares of beneficial interest outstanding                                                     19,399,331
                                                                                              ==========
Class A shares:
  Net asset value per share
    (net assets of $165,618,171 / 8,545,938 shares of beneficial interest outstanding)          $19.38
                                                                                                ======
  Offering price per share (100 / 94.25 of net asset value  per share)                          $20.56
                                                                                                ======
Class B shares:
  Net asset value and offering price per share
     (net assets of $125,713,491 / 6,512,026 shares of beneficial interest outstanding)         $19.30
                                                                                                ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $49,887,170 / 2,585,447 shares of beneficial interest outstanding)           $19.30
                                                                                                ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $34,188,895 / 1,755,920 shares of beneficial interest outstanding)           $19.47
                                                                                                ======
On sales of $50,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and
Class C shares.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Operations
---------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2000
---------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                     $ 5,668,125
    Interest                                                                          652,949
    Foreign taxes withheld                                                            (95,920)
                                                                                  -----------
      Total investment income                                                     $ 6,225,154
                                                                                  -----------
  Expenses -
    Management fee                                                                $ 1,392,715
    Trustees' compensation                                                             31,808
    Shareholder servicing agent fee                                                   252,195
    Distribution and service fee (Class A)                                            355,444
    Distribution and service fee (Class B)                                            899,205
    Distribution and service fee (Class C)                                            309,069
    Administrative fee                                                                 33,808
    Custodian fee                                                                     136,052
    Printing                                                                           50,826
    Postage                                                                            28,929
    Auditing fees                                                                      30,742
    Legal fees                                                                          3,515
    Amortization of organization expenses                                                 435
    Registration fees                                                                 112,963
    Miscellaneous                                                                      60,696
                                                                                  -----------
      Total expenses                                                              $ 3,698,402
    Fees paid indirectly                                                              (29,829)
    Reimbursement of expenses to investment adviser                                    96,445
                                                                                  -----------
      Net expenses                                                                $ 3,765,018
                                                                                  -----------
        Net investment income                                                     $ 2,460,136
                                                                                  -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                       $ 2,279,949
    Foreign currency transactions                                                    (479,155)
                                                                                  -----------
      Net realized gain on investments and foreign currency transactions          $ 1,800,794
                                                                                  -----------
  Change in unrealized appreciation -
    Investments                                                                   $39,054,935
    Translation of assets and liabilities in foreign currencies                       299,065
                                                                                  -----------
      Net unrealized gain on investments and foreign currency translation         $39,354,000
                                                                                  -----------
        Net realized and unrealized gain on investments and foreign currency      $41,154,794
                                                                                  -----------
          Increase in net assets from operations                                  $43,614,930
                                                                                  ===========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                    2000               1999
------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                          $  2,460,136       $    761,306
  Net realized gain on investments and foreign currency
    transactions                                                    1,800,794          3,266,775
  Net unrealized gain on investments and foreign currency
    translation                                                    39,354,000          4,895,798
                                                                 ------------       ------------
    Increase in net assets from operations                       $ 43,614,930       $  8,923,879
                                                                 ------------       ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (1,184,077)      $   (305,404)
  From net investment income (Class B)                               (573,024)          (214,389)
  From net investment income (Class C)                               (198,472)           (66,138)
  From net investment income (Class I)                                (82,546)           (30,307)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                (1,164,029)          (234,405)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                (1,178,577)          (338,765)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                  (372,681)           (81,871)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                   (50,683)           (16,658)
                                                                 ------------       ------------
    Total distributions declared to shareholders                 $ (4,804,089)      $ (1,287,937)
                                                                 ------------       ------------
Net increase in net assets from fund share transactions          $209,791,781       $ 86,624,801
                                                                 ------------       ------------
      Total increase in net assets                               $248,602,622       $ 94,260,743
Net assets:
  At beginning of period                                          126,805,105         32,544,362
                                                                 ------------       ------------
At end of period (including accumulated undistributed net
  investment income of $640,431 and $484,264, respectively)      $375,407,727       $126,805,105
                                                                 ============       ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED AUGUST 31,               PERIOD ENDED
                                                        --------------------------------------------------     AUGUST 31,
                                                            2000          1999          1998          1997          1996*
-------------------------------------------------------------------------------------------------------------------------
                       CLASS A
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -
  beginning of period                                     $17.17        $14.20        $14.82        $11.07         $10.00
                                                          ------        ------        ------        ------         ------
Income from investment operations# -
  Net investment income(S)                                $ 0.24        $ 0.24        $ 0.22        $ 0.22         $ 0.13
  Net realized and unrealized gain on
    investments and foreign currency###                     2.43          3.17          1.07          3.91           0.94
                                                          ------        ------        ------        ------         ------
    Total from investment operations                      $ 2.67        $ 3.41        $ 1.29        $ 4.13         $ 1.07
                                                          ------        ------        ------        ------         ------
Less distributions declared to shareholders -
  From net investment income                              $(0.22)       $(0.22)       $(0.20)       $(0.16)        $ --
  From net realized gain on investments and
    foreign currency transactions                          (0.24)        (0.22)        (1.71)        (0.22)          --
                                                          ------        ------        ------        ------         ------
    Total distributions declared to shareholders          $(0.46)       $(0.44)       $(1.91)       $(0.38)        $ --
                                                          ------        ------        ------        ------         ------
Net asset value - end of period                           $19.38        $17.17        $14.20        $14.82         $11.07
                                                          ======        ======        ======        ======         ======
Total return(+)                                            15.95%        24.27%         9.50%        38.05%         10.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                1.30%         1.36%         1.46%         1.54%          1.50%+
  Net investment income                                     1.38%         1.47%         1.45%         1.75%          1.83%+
Portfolio turnover                                            83%           97%           89%          118%            56%
Net assets at end of period (000 Omitted)               $165,618       $51,753       $11,146          $510           $477
  (S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets.
      Prior to November 1, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management, distribution, and service fees, at not more than 1.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                      $ 0.25        $ 0.24        $ 0.11        $ 0.02         $(0.06)
        Ratios (to average net assets):
          Expenses##                                        1.26%         1.36%         2.20%         3.40%          4.67%+
          Net investment income (loss)                      1.42%         1.47%         0.70%        (0.15)%        (0.78)%+
  * For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized gain for the year ended August 31, 1998, because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------
                                                         YEAR ENDED AUGUST 31,   PERIOD ENDED
                                                         ---------------------     AUGUST 31,
                                                            2000          1999         1998*
--------------------------------------------------------------------------------------------
                                                         CLASS B
--------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                     $17.11        $14.16        $13.61
                                                          ------        ------        ------
Income from investment operations# -
  Net investment income(S)                                $ 0.13        $ 0.14        $ 0.10
  Net realized and unrealized gain on investments
    and foreign currency###                                 2.42          3.15          0.47
                                                          ------        ------        ------
    Total from investment operations                      $ 2.55        $ 3.29        $ 0.57
                                                          ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                              $(0.12)       $(0.12)       $(0.02)
  From net realized gain on investments and
    foreign currency transactions                          (0.24)        (0.22)         --
                                                          ------        ------        ------
    Total distributions declared to shareholders          $(0.36)       $(0.34)       $(0.02)
                                                          ------        ------        ------
Net asset value - end of period                           $19.30        $17.11        $14.16
                                                          ======        ======        ======
Total return                                               15.19%        23.47%         4.20%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                1.95%         2.01%         2.11%+
  Net investment income                                     0.73%         0.83%         0.66%+
Portfolio turnover                                            83%           97%           89%
Net assets at end of period (000 Omitted)               $125,713       $52,586       $16,786

  (S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                      $ 0.14        $ 0.14        $(0.02)
        Ratios (to average net assets):
          Expenses##                                        1.91%         2.01%         2.85%+
          Net investment income (loss)                      0.77%         0.83%        (0.09)%+
  * For the period from the inception of Class B shares, November 4, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized gain for the period ended August 31, 1998, because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------
                                                         YEAR ENDED AUGUST 31,  PERIOD ENDED
                                                         ---------------------    AUGUST 31,
                                                           2000           1999         1998*
--------------------------------------------------------------------------------------------
                                                        CLASS C
--------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                     $17.10        $14.16        $13.63
                                                          ------        ------        ------
Income from investment operations# -
  Net investment income(S)                                $ 0.13        $ 0.14        $ 0.10
  Net realized and unrealized gain on investments
    and foreign currency###                                 2.43          3.15          0.45
                                                          ------        ------        ------
    Total from investment operations                      $ 2.56        $ 3.29        $ 0.55
                                                          ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                              $(0.12)       $(0.13)       $(0.02)
  From net realized gain on investments and
    foreign currency transactions                          (0.24)        (0.22)         --
                                                          ------        ------        ------
    Total distributions declared to shareholders          $(0.36)       $(0.35)       $(0.02)
                                                          ------        ------        ------
Net asset value - end of period                           $19.30        $17.10        $14.16
                                                          ======        ======        ======
Total return                                               15.27%        23.47%         4.02%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                1.95%         2.01%         2.09%+
  Net investment income                                     0.73%         0.84%         0.66%+
Portfolio turnover                                            83%           97%           89%
Net assets at end of period (000 Omitted)                $49,887       $19,053        $3,613
  (S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income                             $ 0.14        $ 0.14        $(0.02)
        Ratios (to average net assets):
          Expenses##                                        1.91%         2.01%         2.83%+
          Net investment income (loss)                      0.77%         0.84%        (0.09)%+
  * For the period from the inception of Class C shares, November 5, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized gain for the period ended August 31, 1998, because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED AUGUST 31,        PERIOD ENDED
                                                        ------------------------------------    AUGUST 31,
                                                            2000          1999          1998         1997*
----------------------------------------------------------------------------------------------------------
                                                         CLASS I
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of  period                    $17.24        $14.22        $14.81        $12.20
                                                          ------        ------        ------        ------
Income from investment operations# -
  Net investment income(S)                                $ 0.30        $ 0.31        $ 0.24        $ 0.15
  Net realized and unrealized
    gain on investments and foreign currency###             2.44          3.20          1.09          2.46
                                                          ------        ------        ------        ------
    Total from investment operations                      $ 2.74        $ 3.51        $ 1.33        $ 2.61
                                                          ------        ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                              $(0.27)       $(0.27)       $(0.21)       $ --
  From net realized gain on investments and foreign
    currency transactions                                  (0.24)        (0.22)        (1.71)         --
                                                          ------        ------        ------        ------
    Total distributions declared to shareholders          $(0.51)       $(0.49)       $(1.92)       $ --
                                                          ------        ------        ------        ------
Net asset value - end of period                           $19.47        $17.24        $14.22        $14.81
                                                          ======        ======        ======        ======
Total return                                               16.36%        24.97%         9.83%        21.39%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                0.95%         1.01%         1.19%         1.54%+
  Net investment income                                     1.65%         1.85%         1.57%         1.51%+
Portfolio turnover                                            83%           97%           89%          118%
Net assets at end of period (000 Omitted)                $34,189        $3,413          $999          $964
  (S) Through June 30, 2000, subject to reimbursement by the fund, the investment adviser agreed to maintain expenses of the fund, exclusive of management fees, at not more than 0.40% of average daily net assets. Prior to November 1, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management fees, at not more than 1.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                             $ 0.31        $ 0.31        $ 0.12        $ 0.03
        Ratios (to average net assets):
          Expenses##                                        0.91%         1.01%         1.93%         2.67%+
          Net investment income                             1.69%         0.85%         0.82%         0.35%+
  * For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in accordance with the net realized and unrealized gain for the year ended
    August 31, 1998, because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Equity Income Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of fund operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2000, the value of securities loaned was $10,609,251. These loans were collateralized by cash of $10,978,944 which was invested in the following short-term obligation:

                                                               IDENTIFIED COST
                                                        SHARES       AND VALUE
-----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio        10,978,944     $10,978,944

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period the fund's custodian fees were reduced by $18,924 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period the fund's custodian fees were reduced by $10,905 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 2000, $265,850 and $3,952 were reclassified from accumulated undistributed net investment income and paid-in capital, respectively to accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for foreign currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. Prior to June 30, 2000, the fund had a temporary expense reimbursement agreement whereby MFS voluntarily agreed to pay all of the fund's operating expenses, exclusive of management fees. The fund in turn paid MFS an expense reimbursement fee not greater than 0.40% of average net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $209,267 for the year ended August 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $7,607 for the year ended August 31, 2000. Fees incurred under the distribution plan during the year ended August 31, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $279 and $288 for Class B and Class C shares, respectively, for the year ended August 31, 2000. Fees incurred under the distribution plan during the year ended August 31, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2000, were $5,716, $195,259, and $18,653 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $382,819,648 and $185,800,485, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $335,492,441
                                                                   ------------
Gross unrealized appreciation                                      $ 46,291,718
Gross unrealized depreciation                                        (6,710,739)
                                                                   ------------
    Net unrealized appreciation                                    $ 39,580,979
                                                                   ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                         YEAR ENDED AUGUST 31, 2000        YEAR ENDED AUGUST 31, 1999
                                      -----------------------------       ---------------------------
                                          SHARES             AMOUNT          SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                            9,171,089       $158,557,526       3,144,380       $53,319,306
Shares issued to shareholders in
  reinvestment of distributions          126,464          2,144,789          31,189           505,466
Shares reacquired                     (3,765,345)       (64,824,887)       (946,878)      (15,768,741)
                                      ----------       ------------       ---------       -----------
    Net increase                       5,532,208       $ 95,877,428       2,228,691       $38,056,031
                                      ==========       ============       =========       ===========

Class B shares
                                         YEAR ENDED AUGUST 31, 2000        YEAR ENDED AUGUST 31, 1999
                                      -----------------------------       ---------------------------
                                          SHARES             AMOUNT          SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                            5,247,117       $ 89,896,110       2,269,759       $38,132,910
Shares issued to shareholders in
  reinvestment of distributions           92,598          1,558,652          31,770           508,820
Shares reacquired                     (1,900,658)       (31,789,958)       (413,918)       (6,803,474)
                                      ----------       ------------       ---------       -----------
    Net increase                       3,439,057       $ 59,664,804       1,887,611       $31,838,256
                                      ==========       ============       =========       ===========

Class C shares
                                         YEAR ENDED AUGUST 31, 2000        YEAR ENDED AUGUST 31, 1999
                                      -----------------------------       ---------------------------
                                          SHARES             AMOUNT          SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                            2,412,261       $ 41,667,543       1,123,279       $19,082,909
Shares issued to shareholders in
  reinvestment of distributions           30,064            506,414           8,003           129,061
Shares reacquired                       (970,869)       (16,352,345)       (272,488)       (4,633,129)
                                      ----------       ------------       ---------       -----------
    Net increase                       1,471,456       $ 25,821,612         858,794       $14,578,841
                                      ==========       ============       =========       ===========

Class I shares
                                         YEAR ENDED AUGUST 31, 2000        YEAR ENDED AUGUST 31, 1999
                                      -----------------------------       ---------------------------
                                          SHARES             AMOUNT          SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                            3,122,672       $ 57,089,690         134,400       $ 2,270,223
Shares issued to shareholders in
  reinvestment of distributions            7,793            133,226           2,875            46,965
Shares reacquired                     (1,572,565)       (28,794,979)         (9,523)         (165,515)
                                      ----------       ------------       ---------       -----------
    Net increase                       1,557,900       $ 28,427,937         127,752       $ 2,151,673
                                      ==========       ============       =========       ===========

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended August 31, 2000, was $1,978. The fund had no significant borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS

To the Trustees of the MFS Series Trust I and the Shareholders of MFS Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Equity Income Fund (the fund), including the schedule of portfolio investments, as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period from January 2, 1996 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Equity Income Fund at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period from January 2, 1996 (commencement of operations) to August 31, 1996, in conformity with accounting principles generally accepted in the United States.

                                   /s/ Ernst & Young LLP

Boston, Massachusetts
October 9, 2000

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

   THE FUND HAS DESIGNATED $333,263 AS A CAPITAL GAIN DIVIDEND.

   FOR THE YEAR ENDED AUGUST 31, 2000, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 90.78%.

--------------------------------------------------------------------------------

MFS(R) EQUITY INCOME FUND

TRUSTEES                                                    ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                       Mark E. Bradley*
                                                            Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac                  Laura F. Healy*
Surgery, Brigham and Women's Hospital;                      Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                            SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief                 Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.                  ASSISTANT SECRETARY
                                                            James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                            CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,             State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting               AUDITORS
Group, Inc. (office services)                               Ernst & Young LLP

Arnold D. Scott* - Senior Executive                         INVESTOR INFORMATION
Vice President, Director, and Secretary,                    For information on MFS mutual funds, call your
MFS Investment Management                                   investment professional or, for an information
                                                            kit, call toll free: 1-800-637-2929 any
Jeffrey L. Shames* - Chairman and Chief                     business day from 9 a.m. to 5 p.m. Eastern time
Executive Officer, MFS Investment Management                (or leave a message anytime).

J. Dale Sherratt+ - President, Insight                      INVESTOR SERVICE
Resources, Inc. (acquisition planning                       MFS Service Center, Inc.
specialists)                                                P.O. Box 2281
                                                            Boston, MA 02107-9906
Ward Smith+ - Former Chairman (until 1994),
NACCO Industries (holding company)                          For general information, call toll free:
                                                            1-800-225-2606 any business day from
INVESTMENT ADVISER                                          8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                         For service to speech- or hearing-impaired,
Boston, MA 02116-3741                                       call toll free: 1-800-637-6576 any business day
                                                            from 9 a.m. to 5 p.m. Eastern time. (To use
DISTRIBUTOR                                                 this service, your phone must be equipped with
MFS Fund Distributors, Inc.                                 a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                       For share prices, account balances, exchanges,
                                                            or stock and bond outlooks, call toll free:
CHAIRMAN AND PRESIDENT                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
Jeffrey L. Shames*                                          touch-tone telephone.

PORTFOLIO MANAGER                                           WORLD WIDE WEB
Lisa B. Nurme*                                              www.mfs.com

TREASURER
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) EQUITY INCOME FUND                                           ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                    MFS
  We invented the mutual fund(R)                                    ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                             MEI-2  10/00  31.1M  93/293/393/893